UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 31, 2005

Gables Residential Trust

(Exact name of registrant as specified in charter)

Maryland	001-12590	58-2077868
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 510
Boca Raton,  FL 33431
(Address of Principal Executive Offices)  (Zip Code)

(561) 997-9700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁪   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁪    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁪    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 and 2.03.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT AND
                                      CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
                                      UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

       On March 31, 2005, Gables Realty Limited Partnership (the "Operating Partnership") entered into an unsecured revolving credit facility with a committed capacity of $400 million provided by a syndicate of banks that has a maturity date of June 30, 2008.  This facility has been guaranteed by Gables Residential Trust, Gables GP, Inc. and certain subsidiaries of the Operating Partnership. Gables GP, Inc., a wholly-owned subsidiary of Gables Residential Trust, is the sole general partner of the Operating Partnership.  Gables Residential Trust is an 87.8% economic owner of the common equity of the Operating Partnership as of December 31, 2004.  Unless the context otherwise requires, all references to "we," "our" or "us" in this report refer collectively to Gables Residential Trust and its subsidiaries, including the Operating Partnership.

       The $400 million facility replaces our existing unsecured revolving credit facility which had a committed capacity of $300 million provided by a syndicate of banks that had a maturity date of May 2005.  We have the option to further increase the capacity under the facility up to $600 million from $400 million to the extent banks (from the syndicate or otherwise) agree to provide the additional commitment.  In addition, we have the ability to extend the maturity date of the facility for an additional one-year period to June 30, 2009.  Syndicated borrowings under the facility currently bear interest at our option of LIBOR plus 0.70% or prime minus 0.25%.  Fees for letters of credit issued under the facility are equal to the spread over LIBOR for syndicated borrowings.  In addition, we pay a facility fee currently equal to 0.15% of the $400 million committed capacity.  The spread over LIBOR for syndicated borrowings and the facility fee may be adjusted up or down based on changes in our senior unsecured credit ratings.  There are four stated pricing levels for (1) the spread over LIBOR for syndicated borrowings ranging from 0.60% to 1.20% and (2) the facility fee ranging from 0.15% to 0.30%.  A competitive bid option is available for borrowings up to 50% of the $400 million committed capacity, or $200 million.  This option allows participating banks to bid to provide us loans at a rate that is lower than the stated rate for syndicated borrowings.

      At March 31, 2005, we had outstanding under the facility (1) $115 million in competitive bid option borrowings, (2) $60 million in syndicated borrowings, (3) $20 million in swingline borrowings and (4) $0.5 million in letters of credit.  Thus, we had $204.5 million of availability under the facility at March 31, 2005.

     The credit facility contains representations, financial and other affirmative and negative covenants, events of defaults and remedies typical for this type of facility.  Our ability to borrow under the facility is subject to our compliance with a number of financial covenants, affirmative covenants and other restrictions on an ongoing basis.  The principal financial covenants impacting our leverage under this facility are (1) our total debt may not exceed 60% of our total assets; (2) our annualized fixed charge coverage ratio may not be less than 1.70:1; (3) our total secured debt may not exceed 35% of our total assets, and the recourse portion of our secured debt may not exceed 10% of our total assets; (4) our unencumbered assets may not be less than 167% of our total unsecured debt; (5) our annualized unencumbered interest coverage ratio may not be less than 2.0 to 1; (6) our tangible net worth may not be less than $680 million; (7) our floating rate debt may not exceed 30% of our total assets; and (8) our unsecured implied debt service coverage ratio may not be less than 1.25:1.  The credit facility also restricts the amount of capital we can invest in specific categories of assets, such as unimproved land, properties under construction, non-multifamily properties, debt or equity securities, notes receivable and unconsolidated affiliates.

      In addition, we have a covenant that restricts the ability of the Operating Partnership to make distributions in excess of stated amounts, which in turn restricts the ability of Gables Residential Trust to declare and pay dividends.  The covenant currently provides that, during any twelve-month period, the Operating Partnership may only distribute up to the sum of 100% of its consolidated income available for distribution, as defined in the agreement.  This provision contains an exception to this limitation to allow the Operating Partnership to make any distributions necessary to (1) allow Gables Residential Trust to maintain its status as a real estate investment trust ("REIT") or (2) distribute 100% of the taxable income at the REIT level.  We do not anticipate that this provision will adversely affect the ability of the Operating Partnership to make distributions sufficient for Gables Residential Trust to pay dividends under its current dividend policy.

     The credit facility contains cross default provisions with other of our material indebtedness.

    Forward-looking statements:  Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This report contains forward-looking statements within the meaning of federal securities laws.  These forward-looking statements reflect our current views with respect to the future events or financial performance discussed in this report, based on management's beliefs and assumptions and information currently available.  When used, the words "believe", "anticipate", "estimate", "project", "should", "expect", "plan", "assume" and similar expressions that do not relate solely to historical matters identify forward-looking statements.  Forward-looking statements in this report include, without limitation, statements relating to the Operating Partnership's ability to make distributions sufficient for Gables Residential Trust to pay dividends under its current dividend policy.  Forward-looking statements are subject to risks, uncertainties and assumptions and are not guarantees of future events or performance, which may be affected by known and unknown risks, trends and uncertainties.  Should one or more of these risks or uncertainties materialize, or should our assumptions prove incorrect, actual results may vary materially from those anticipated, projected or implied.  We expressly disclaim any responsibility to update forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or otherwise.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit No.	Description
10.1

Sixth Amended and Restated Credit Agreement dated as of March 31, 2005 by and among Gables Realty Limited Partnership, as Borrower, the financial institutions party thereto together with their assignees under Section 12.5(d), as Lenders and Wachovia Bank, National Association, as Agent (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Operating Partnership dated March 31, 2005, File No. 000-22683).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GABLES RESIDENTIAL TRUST

Date:  April 6, 2005                                          By:    /s/ Marvin R. Banks, Jr.
Marvin R. Banks, Jr.
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Sixth Amended and Restated Credit Agreement dated as of March 31, 2005 by and among Gables Realty Limited Partnership, as Borrower, the financial institutions party thereto together with their assignees under Section 12.5(d), as Lenders and Wachovia Bank, National Association, as Agent (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Operating Partnership dated March 31, 2005, File No. 000-22683).